UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07171

Name of Fund: BlackRock Advantage Global Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage Global Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Annual Report

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2020, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

Trade concerns in August, which caused a broad market decline, gave way to a risk-on rally amid excitement for a trade deal between the United States and China. The anticipation of a trade resolution and the actual deal itself supported stocks through mid-February. However, exuberance quickly faded with the global spread of coronavirus leading to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The selloff in the first quarter of 2020 represented one of the worst quarterly returns for equities on record as volatility hit levels last observed during the global financial crisis. As a result, policy makers stepped in with both fiscal and monetary packages aimed at supporting markets. The Bank of Japan (“BOJ”), as an example, invested in a record level of exchange-traded funds (“ETFs”) to help bolster their equity market.

The Fund struggled amid the changing backdrop, with weakness most pronounced across sentiment-based stock selection measures. Specifically, signals capturing informed investor positioning and text analyses of executives and analysts were wrong-footed during the sell-off as investors questioned prior guidance. Within macro thematic signals, a style timing model struggled in March through a preference for dividend yield, which drove positioning within real estate securities. These holdings came under significant pressure as investors weighed the impact of economic closures on their business models. An underweight position in Japan retail stocks, such as autos, detracted as the position moved against the BOJ’s ETF purchases.

While markets recovered over the second quarter of 2020, a sharp reversal in market leadership over May and June negatively impacted Fund performance as concerns around the coronavirus pandemic re-emerged. Amid stronger economic data, investor preference initially shifted to pro-cyclical exposures and away from some of the growth names that led the recovery’s early stages. This evolving re-opening theme was successfully captured by higher frequency sentiment insights leading to a more pro-risk posture in early June. As coronavirus cases increased, however, that positioning gave up some of its gains.

The Fund experienced negative relative performance over the first three quarters of the period, followed by strong positive performance over the second quarter of 2020 that largely offset earlier negative relative performance. Positive contributions late in the period were led by a combination of strong performance from macro thematic and fundamental quality insights. Notably, macro thematic insights were able to generate gains through industry positioning. Industry timing insights performed well during the period as the Fund’s pro-growth posture was largely reflected through sector positioning. Specifically, the Fund maintained preferred long positions across pharmaceutical and software companies driven by trends across inventories, supply chains, and business invoicing.

Strong relative performance over the first half of 2020 was led by a combination of macro thematic and sentiment insights. Notably, macro thematic insights were able to generate gains through a combination of industry insights and regime detection signals that drove a preference for growth over value. While sentiment stock selection measures detracted from relative performance over the first quarter of 2020, these insights delivered persistent gains over the second quarter. Proprietary trend measures capturing company linkages, using alternative data focused on consumer trends, and text analyses to evaluate sell-side analyst comments were the main contributors. Collectively, these measures identified several coronavirus-related themes, including e-commerce, which differentiated winners and losers during earnings season. Faster moving contrarian signals also drove gains amid sharp mean reversion from price dislocations observed through the period. A prior preference for U.S. over Japanese banks was additive as the performance gap quickly closed. Over the first quarter, quality insights focused on company profitability and operational sustainability helped insulate the portfolio over the period of an historical drawdown. Namely, measures such as profitability and operational sustainability insights were some of the best performers.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers over the period. There were, however, several new signals added within the stock selection group of insights over the first half of 2020. These included a new insight that expands upon earlier research for machine-learned signal combination. The new signal uses the full library of the investment adviser’s researched insights, and through machine-learning creates bespoke portfolios of those insights at the individual security level. Additionally, a new insight was added that looks to capture investor positioning with respect to companies on the basis of environmental, social and governance factors. Finally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

The Fund continued to favor growth over value. At the sector level, this stance was expressed through a preference for areas such as information technology and health care over materials and financials.

Several bottom-up signals underpinned an increasingly contrarian stance at the stock selection level. Aggregated and anonymized alternative data focused on consumer activity has highlighted several opportunities where the investment adviser believes the market has underestimated the pace at which activity is recovering. This included several names hardest hit by the initial outbreak of the coronavirus in areas such as retail and hotels & leisure, driving a relative overweight to consumer discretionary.

A number of holdings reflect evolving hiring intentions captured through alternative data such as on-line job postings that can provide a strong early indication of a company’s confidence. In terms of country positioning, the Fund had a relatively defensive preference for the United States over Canada based on a mixture of policy support and currency strength. Elsewhere, positioning exhibited a more typical contrarian stance, with a valuation-based preference for France and Spain over Sweden and Germany.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Advantage Global Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising of 23 developed and 26 emerging market country indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.12)%	1.08%	N/A	4.72%	N/A	9.33%	N/A
Investor A	(6.26)	0.84	(4.46)%	4.40	3.28%	8.99	8.41%
Investor C	(6.59)	0.11	(0.88)	3.60	3.60	8.13	8.13
Class K	(6.12)	1.13	N/A	4.74	N/A	9.35	N/A
Class R	(6.34)	0.58	N/A	4.09	N/A	8.61	N/A
MSCI All Country World Index	(6.25)	2.11	N/A	6.46	N/A	9.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$938.80	$3.42	$1,000.00	$1,021.33	$3.57	0.71%
Investor A	1,000.00	937.40	4.62	1,000.00	1,020.09	4.82	0.96
Investor C	1,000.00	934.10	8.22	1,000.00	1,016.36	8.57	1.71
Class K	1,000.00	938.80	3.18	1,000.00	1,021.58	3.32	0.66
Class R	1,000.00	936.60	5.83	1,000.00	1,018.85	6.07	1.21

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock Advantage Global Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	4%
Apple, Inc.	4
Amazon.com, Inc.	3
Nestle SA, Registered Shares	1
Alphabet, Inc.	3
Home Depot, Inc.	1
Tencent Holdings Ltd.	1
Adobe, Inc.	1
Facebook, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	57%
Japan	6
China	5
Switzerland	4
France	3
United Kingdom	3
Germany	2
Taiwan	2
Australia	2
Netherlands	1
Canada	1
South Korea	1
India	1
Sweden	1
South Africa	1
Hong Kong	1
Brazil	1
Other(a)	4
Short-Term Securities	4

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2020, the Fund outperformed its benchmark, the MSCI EMU Index.

What factors influenced performance?

European equities performed well from the beginning of the period until mid-February, reflecting the backdrop of steady global growth and accommodative central bank policies worldwide. The positive environment changed abruptly mid-way through the first quarter of 2020, when the global spread of the coronavirus led to a sharp downturn in equities and other higher-risk assets. While stocks staged an impressive recovery in the second quarter of 2020 due to the aggressive response of world central banks, the benchmark nonetheless finished the full 12-month period in negative territory.

The Fund outpaced the benchmark by a sizable margin, with the largest contribution coming from stock selection. Positioning in information technology was a key contributor to returns, led by an investment in ASML Holding NV. The stock performed well through the disruptions associated with the coronavirus pandemic, as demand for remote connectivity solutions increased.

Holdings in cyclical companies, such as the Denmark-based transport and logistics company DSV Panalpina A/S, were also among the top performers. DSV exceeded profit expectations due in part to its strong management team and impressive execution, and it performed very well following the February — March sell-off due to investors’ anticipation of a recovery in the global economy. Schneider Electric SE, a French-based provider of industrial equipment and sustainable energy technologies, was another contributor of note.

Our position in the Italian financial stock FinecoBank Banca Fineco SpA also performed strongly. The company thrived despite the challenging environment due to its resilient business model and growing brokerage business. A zero weighting to Banco Santander SA (Spain) also aided relative performance.

On the negative side, key detractors included the aerospace companies Safran SA (France), Airbus SE (Netherlands) and MTU Aero Engines AG (Germany), all of which suffered due to the travel bans instituted in many countries. The investment adviser sold the position in Airbus in response to rising short-term risk, but it retained investments in Safran and MTU based on their healthy balance sheets and solid long-term cash flows.

Describe recent portfolio activity.

The Fund increased its weighting in banking stocks in the second half of the period. The investment adviser believed the sector stood to benefit from the combination of substantial government support, banks’ stronger capital positions, and subsidy regimes that allow banks to borrow from the European Central Banks at negative rates.

During the market downturn of early 2020, the investment adviser selectively added positions in certain higher-quality companies where it believed the fundamental investment cases remained intact and where lower valuations presented a compelling entry point. As part of this process, the investment adviser added the elevator and escalator manufacturer Kone Oyj (Finland) and the chipmaker ST Microelectronics NV, both of which had been monitored by the Fund to identify attractive buy points. The investment adviser believed both companies, while vulnerable to near-term disruptions, would be positioned to recover from the crisis due to their robust competitive positions and operations in growing end markets.

Describe portfolio positioning at period end.

The Fund had a pro-cyclical bias, with overweights in industrials, information technology, financials and real estate. The Fund had a neutral weighting in materials and was underweight in consumer staples, communication, utilities, energy, health care and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2020 (continued)	BlackRock EuroFund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

(c)

MSCI EMU Index captures large and mid-cap representation across the 10 Developed Markets countries in the European Economic and Monetary Union (“EMU”). With 247 constituents, the MSCI EMU Index covers approximately 85% of the free float-adjusted market capitalization of the EMU.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.23)%	(0.17)%	N/A	0.05%	N/A	5.25%	N/A
Investor A	(5.26)	(0.30)	(5.54)%	(0.16)	(1.23)%	5.04	4.48%
Investor C	(5.65)	(1.12)	(2.11)	(0.95)	(0.95)	4.18	4.18
Class K	(5.12)	0.03	N/A	0.13	N/A	5.30	N/A
Class R	(5.43)	(0.76)	N/A	(0.66)	N/A	4.50	N/A
MSCI EMU Index	(12.32)	(6.85)	N/A	2.03	N/A	5.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$947.70	$5.47	$1,000.00	$1,019.24	$5.67	1.13%
Investor A	1,000.00	947.40	6.25	1,000.00	1,018.45	6.47	1.29
Investor C	1,000.00	943.50	10.05	1,000.00	1,014.52	10.42	2.08
Class K	1,000.00	948.80	4.65	1,000.00	1,020.09	4.82	0.96
Class R	1,000.00	945.70	7.89	1,000.00	1,016.76	8.17	1.63

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock EuroFund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
ASML Holding NV	6%
LVMH Moet Hennessy Louis Vuitton SE	6
SAP SE	5
Sanofi	5
Schneider Electric SE	5
Allianz SE, Registered Shares	4
BNP Paribas SA	4
Kering SA	3
FinecoBank Banca Fineco SpA	3
DSV Panalpina AS	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
France	36%
Germany	22
Netherlands	12
Italy	8
United Kingdom	5
Finland	4
Switzerland	4
Denmark	3
Spain	2
Belgium	2
Ireland	1
United States	1
Europe	—	(a)
Liabilities in Excess of Other Assets	—	(a)

(a)	Represents less than 1%.

FUND SUMMARY	9

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (‘‘NAV’’) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.4%

Australia — 1.7%
ALS Ltd.	32,773	$149,649
Alumina Ltd.	13,459	15,340
AngloGold Ashanti Ltd.	742	21,831
Ansell Ltd.	11,544	293,448
Aristocrat Leisure Ltd.	71,145	1,273,958
ASX Ltd.	511	30,373
Atlas Arteria Ltd.	7,394	34,146
Bendigo & Adelaide Bank Ltd.	18,907	92,336
BHP Group Ltd.	13,020	324,170
Brambles Ltd.	32,670	247,717
Cochlear Ltd.	571	74,966
CSL Ltd.	7,126	1,417,283
Downer EDI Ltd.	3,875	11,861
GPT Group	176,219	511,936
Harvey Norman Holdings Ltd.	61,089	150,174
IDP Education Ltd.	14,214	154,045
IGO Ltd.	5,534	18,882
Insurance Australia Group Ltd.	4,675	18,762
Lendlease Group	5,002	43,233
Mirvac Group	126,787	191,525
Northern Star Resources Ltd.	5,004	47,193
OZ Minerals Ltd.	3,447	26,485
Perpetual Ltd.	785	16,234
Scentre Group	193,510	293,776
Sonic Healthcare Ltd.	1,068	22,553
Spark Infrastructure Group	9,713	14,507
Stockland	49,382	114,507
Tabcorp Holdings Ltd.	36,025	84,971
Treasury Wine Estates Ltd.	12,605	91,712
Vicinity Centres	173,183	173,582
Woodside Petroleum Ltd.	27,858	421,009
Worley Ltd.	5,786	35,403

		6,417,567

Austria — 0.1%
ams AG(a)	2,937	43,786
OMV AG	7,889	266,205
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,168	26,190

		336,181

Belgium — 0.1%
Cofinimmo SA	235	32,408
Groupe Bruxelles Lambert SA	5,767	483,044

		515,452

Brazil — 0.4%
Ambev SA	11,072	28,789
B3 SA — Brasil Bolsa Balcao	4,800	48,626
Cia de Locacao das Americas	4,000	12,453
Cia. Hering	5,552	14,620
Cosan Ltd., Class A	1,156	17,409
CPFL Energia SA	3,200	18,042
Duratex SA	4,300	10,169
EDP — Energias do Brasil SA	8,100	25,947
Embraer SA(a)	16,539	24,604
Energisa SA	2,300	20,724
Lojas Renner SA	4,560	35,051
Petroleo Brasileiro SA	19,753	81,146
Porto Seguro SA	11,122	103,119
Ultrapar Participacoes SA	48,882	165,214
WEG SA	25,940	241,412
Wheaton Precious Metals Corp.	12,662	556,900
XP, Inc., Class A(a)	1,043	43,816

		1,448,041

Security	Shares	Value

Canada — 1.5%
Agnico Eagle Mines Ltd.	977	$62,559
Allied Properties Real Estate Investment Trust	1,929	58,200
Bank of Montreal	28,113	1,496,350
Boyd Group Services, Inc.	98	14,587
CAE, Inc.	6,887	111,706
Canadian Apartment Properties REIT	5,878	210,380
CCL Industries, Inc., Class B	5,449	176,121
CGI, Inc.(a)	1,580	99,541
Dollarama, Inc.	479	15,934
Franco-Nevada Corp.	3,126	436,687
Great-West Lifeco, Inc.	9,505	166,631
Hydro One Ltd.(b)	7,852	147,659
Kinaxis, Inc.(a)	193	27,588
Manulife Financial Corp.	20,278	275,880
Metro, Inc.	2,137	88,150
Novagold Resources, Inc.(a)	2,684	24,614
Onex Corp.	2,113	95,455
Rogers Communications, Inc., Class B	6,136	246,552
Royal Bank of Canada	781	52,989
Shopify, Inc., Class A(a)	402	381,915
SNC-Lavalin Group, Inc.	1,004	16,943
TFI International, Inc.	7,898	280,351
Toromont Industries Ltd.	309	15,334
Toronto-Dominion Bank	22,311	995,745
West Fraser Timber Co. Ltd.	465	16,345

		5,514,216

China — 5.4%
3SBio, Inc.(a)(b)	16,000	20,365
Alibaba Group Holding Ltd. — ADR(a)	14,772	3,186,320
Angang Steel Co. Ltd., Class H	39,000	9,592
Anhui Conch Cement Co. Ltd., Class A	2,200	16,556
Anhui Conch Cement Co. Ltd., Class H	8,500	57,597
BAIC Motor Corp. Ltd., Class H(b)	81,000	35,448
Bank of China Ltd., Class H	509,000	188,550
Bank of Communications Co. Ltd., Class H	164,000	101,544
BBMG Corp., Class H	100,000	19,612
Beijing Enterprises Holdings Ltd.	3,000	10,074
BOC Hong Kong Holdings Ltd.	159,000	509,101
BYD Co. Ltd., Class A	9,839	100,700
CanSino Biologics, Inc., Class A(a)(b)	13,000	357,959
China Everbright Bank Co. Ltd., Class A	167,400	84,945
China Hongqiao Group Ltd.	65,500	29,166
China Life Insurance Co. Ltd., Class H	284,000	573,045
China Minsheng Banking Corp. Ltd., Class A	69,600	55,930
China Mobile Ltd.	70,000	472,644
China Pacific Insurance Group Co. Ltd., Class H	23,200	62,354
China Petroleum & Chemical Corp., Class H	364,000	152,246
China Railway Signal & Communication Corp. Ltd., Class H(b)	82,000	35,412
China Reinsurance Group Corp., Class H	397,000	40,673
China Telecom Corp. Ltd., Class H	36,000	10,112
China Unicom Hong Kong Ltd.	718,000	390,661
Chongqing Zhifei Biological Products Co. Ltd., Class A	26,700	377,631
CNOOC Ltd.	1,158,000	1,299,655
CSPC Pharmaceutical Group Ltd.	40,800	77,271
Dali Foods Group Co. Ltd.(b)	89,000	54,243
Datang International Power Generation Co. Ltd., Class H	242,000	31,638
Dongfang Electric Corp. Ltd., Class A	21,000	26,377
Dongfeng Motor Group Co. Ltd., Class H	32,000	19,299
Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,520	44,409
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	22,000	55,566
Guotai Junan Securities Co. Ltd., Class H(b)	93,200	129,613
Huadian Power International Corp. Ltd., Class H	120,000	34,680

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hualan Biological Engineering, Inc., Class A	54,100	$384,400
Industrial & Commercial Bank of China Ltd., Class H	127,000	76,780
Industrial Bank Co. Ltd., Class A	55,372	124,018
JD.com, Inc. — ADR(a)	18,465	1,111,224
Jiangsu Hengrui Medicine Co. Ltd., Class A	9,840	128,662
Kaisa Group Holdings Ltd.(a)	57,000	21,702
KWG Group Holdings Ltd.(a)	30,000	50,972
Legend Holdings Corp., Class H(b)	22,100	25,917
Lenovo Group Ltd.	148,000	82,575
Li Ning Co. Ltd.	39,000	124,895
Logan Group Co. Ltd.	52,000	92,904
Luxshare Precision Industry Co. Ltd., Class A	43,648	319,284
Meituan Dianping, Class B(a)	7,400	165,363
Metallurgical Corp. of China Ltd., Class H	343,000	54,740
MMG Ltd.(a)	48,000	10,030
NetEase, Inc. — ADR	556	238,735
New China Life Insurance Co. Ltd., Class H	4,700	15,850
New Oriental Education & Technology Group, Inc. — ADR(a)	2,143	279,083
Nexteer Automotive Group Ltd.	23,000	15,939
NIO, Inc., ADR(a)	10,526	81,261
Oppein Home Group, Inc., Class A	2,200	36,172
PetroChina Co. Ltd., Class H	1,770,000	591,871
Pinduoduo, Inc., ADR(a)	1,878	161,208
Ping An Insurance Group Co. of China Ltd., Class H	5,000	49,845
Postal Savings Bank of China Co. Ltd., Class H(b)	232,000	133,683
Prosus NV(a)	5,871	545,758
Q Technology Group Co. Ltd.	10,000	13,172
S/F Holding Co. Ltd., Class A	54,400	421,611
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	75,900	362,953
Shenzhen Investment Ltd.	76,000	24,195
Shenzhen Kangtai Biological Products Co. Ltd., Class A	16,700	383,137
Shui On Land Ltd.	75,000	12,646
Sinopec Engineering Group Co. Ltd., Class H	41,500	17,819
Sinotruk Hong Kong Ltd.	26,000	67,853
Sunny Optical Technology Group Co. Ltd.	9,600	154,507
Tencent Holdings Ltd.	68,500	4,389,334
Towngas China Co. Ltd.(a)	27,000	12,246
Uni-President China Holdings Ltd.	42,000	42,013
Vipshop Holdings Ltd. — ADR(a)	2,099	41,791
WuXi AppTec Co. Ltd., Class A	6,200	84,729
WuXi AppTec Co. Ltd., Class H(b)	1,680	21,940
Wuxi Biologics Cayman, Inc.(a)(b)	6,500	119,311
Xiaomi Corp., Class B(a)(b)	158,400	263,221
Yihai International Holding Ltd.(a)	3,000	30,915
Yuexiu Property Co. Ltd.	118,000	21,165
Yuzhou Properties Co. Ltd.	39,000	16,991

		20,095,408

Czech Republic — 0.0%
CEZ AS	4,099	87,769

Denmark — 0.4%
Chr Hansen Holding A/S	2,027	209,076
Novo Nordisk A/S, Class B	20,536	1,337,874
Novozymes A/S, Class B	534	30,959

		1,577,909

Finland — 0.1%
Konecranes OYJ	1,075	24,394
UPM-Kymmene OYJ	4,398	127,387
Valmet OYJ	727	19,055
Wartsila OYJ Abp	40,881	339,110

		509,946

Security	Shares	Value

France — 3.6%
Airbus SE(a)	1,562	$111,923
AXA SA	15,213	320,126
Bouygues SA(a)	1,730	59,260
Bureau Veritas SA(a)	786	16,671
Carrefour SA	15,315	237,506
Christian Dior SE	2,527	1,075,172
CNP Assurances(a)	2,012	23,336
Danone SA	11,220	778,815
Dassault Systemes SE	94	16,318
Engie SA(a)	68,101	844,583
EssilorLuxottica SA(a)	134	17,234
Eutelsat Communications SA	1,960	18,131
Gaztransport Et Technigaz SA	563	43,203
Gecina SA	1,437	177,480
Hermes International	659	553,301
Kering SA	196	107,157
L’Oreal SA(a)	10,619	3,427,243
Legrand SA	1,782	135,401
LVMH Moet Hennessy Louis Vuitton SE	3,274	1,445,454
Natixis SA(a)	7,299	19,251
Orange SA	26,357	315,176
Pernod Ricard SA	9,757	1,536,399
Peugeot SA(a)	4,421	72,501
Renault SA(a)	519	13,283
Rexel SA	10,207	116,984
Rubis SCA	942	45,415
Sanofi	8,565	873,498
Sartorius Stedim Biotech	216	54,764
Schneider Electric SE	191	21,246
SCOR SE(a)	1,209	33,390
Societe Generale SA(a)	10,535	176,142
Sodexo SA	3,442	233,395
Teleperformance	485	123,521
UbiSoft Entertainment SA(a)	457	37,844
Unibail-Rodamco-Westfield	3,348	188,716
Worldline SA(a)(b)	2,484	216,579

		13,486,418

Germany — 2.2%
Beiersdorf AG	15,747	1,790,657
Carl Zeiss Meditec AG, Bearer Shares(a)	789	76,827
Delivery Hero SE(a)(b)	1,573	161,653
Deutsche Boerse AG	16,840	3,047,648
GRENKE AG	286	22,185
Hella GmbH & Co. KGaA	377	15,487
Hochtief AG	666	59,260
Jenoptik AG	4	93
Knorr-Bremse AG	246	24,965
LEG Immobilien AG	613	77,750
Merck KGaA	13,169	1,533,501
SAP SE	5,025	702,442
Symrise AG	3,379	394,825
Telefonica Deutschland Holding AG	61,679	181,903
TUI AG(d)	7	33
Uniper SE	1,513	48,823

		8,138,052

Hong Kong — 0.7%
AIA Group Ltd.	44,400	415,477
Alibaba Pictures Group Ltd.(a)	210,000	28,114
CK Asset Holdings Ltd.	332	1,991
CLP Holdings Ltd.	39,000	383,028
Henderson Land Development Co. Ltd.	63,000	240,263
HKT Trust & HKT Ltd.	11,000	16,142
Hong Kong & China Gas Co. Ltd.	40,950	63,643

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hongkong Land Holdings Ltd.	61,600	$256,227
Hysan Development Co. Ltd.	12,000	38,739
Kingboard Laminates Holdings Ltd.	29,500	29,813
Link REIT	91,800	753,693
Swire Pacific Ltd., Class A	18,000	95,666
Swire Properties Ltd.	45,800	116,935
Techtronic Industries Co. Ltd.	22,000	217,680

		2,657,411

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC(a)	86,023	508,579
OTP Bank Nyrt(a)	9,845	346,104

		854,683

India — 0.8%
Asian Paints Ltd.	10,483	234,370
Aurobindo Pharma Ltd.	7,994	81,693
Axis Bank Ltd.	7,521	40,687
Bharat Forge Ltd.	6,014	25,435
Bharti Airtel Ltd.(a)	4,864	36,125
Century Textiles & Industries Ltd.	1,239	4,859
Dr. Reddy’s Laboratories Ltd.	608	31,847
Glenmark Pharmaceuticals Ltd.	3,939	23,509
HCL Technologies Ltd.	18,076	133,399
HDFC Bank Ltd.	22,336	313,944
HDFC Life Insurance Co. Ltd.(a)(b)	18,923	138,216
Hexaware Technologies Ltd.	3,256	14,389
Hindalco Industries Ltd.	15,879	31,095
Hindustan Petroleum Corp. Ltd.	7,395	21,286
Hindustan Unilever Ltd.	12,422	359,129
Housing Development Finance Corp. Ltd.	19,279	448,278
ICICI Bank Ltd.	3,813	17,777
Indiabulls Housing Finance Ltd.	9,653	26,471
Infosys Ltd.	28,393	276,000
ITC Ltd.	17,648	45,569
Jindal Steel & Power Ltd.(a)	15,033	32,700
Jubilant Life Sciences Ltd.	1,486	12,973
KEC International Ltd.	2,445	8,786
Kotak Mahindra Bank Ltd.	9,069	163,695
Mahindra & Mahindra Ltd.	7,717	52,381
Mphasis Ltd.	1,076	12,554
National Aluminium Co. Ltd.	18,292	7,771
Nestle India Ltd.	263	59,715
Petronet LNG Ltd.	9,296	31,813
Pidilite Industries Ltd.	4,792	87,082
Reliance Industries Ltd.	4,086	92,942
Steel Authority of India, Ltd.	23,903	9,755
Tech Mahindra Ltd.	3,267	23,506

		2,899,751

Indonesia — 0.1%
Bank Central Asia Tbk PT	148,700	297,519
Bank Mandiri Persero Tbk PT	208,900	72,536
Bank Negara Indonesia Persero Tbk PT	52,100	16,834

		386,889

Ireland — 0.1%
AerCap Holdings NV(a)	349	10,749
ICON PLC(a)	105	17,688
Kingspan Group PLC(a)	1,756	113,361
Smurfit Kappa Group PLC	2,295	77,125

		218,923

Israel — 0.1%
Bank Leumi Le-Israel BM	8	40
Wix.com Ltd.(a)	1,487	380,999

		381,039

Security	Shares	Value

Italy — 0.4%
Amplifon SpA(a)	5,451	$145,623
Assicurazioni Generali SpA	48,287	733,492
Banca Mediolanum SpA	2,348	16,898
Ferrari NV	2,552	437,145
Hera SpA	4,694	17,625
Interpump Group SpA	1,103	32,885
Italgas SpA	3,152	18,343
Terna Rete Elettrica Nazionale SpA	2,149	14,823

		1,416,834

Japan — 5.8%
Alps Alpine Co. Ltd.	4,700	60,579
Asahi Group Holdings Ltd.	2,700	94,830
Asahi Kasei Corp.	21,800	178,450
Astellas Pharma, Inc.	9,300	155,306
Bridgestone Corp.	1,600	51,641
Canon, Inc.	25,700	512,664
Central Japan Railway Co.	1,700	262,919
Chugai Pharmaceutical Co. Ltd.	12,000	642,479
Citizen Watch Co. Ltd.	4,900	15,973
COMSYS Holdings Corp.	700	20,759
Dai Nippon Printing Co. Ltd.	3,100	71,270
Dai-ichi Life Holdings, Inc.	31,100	372,267
Daito Trust Construction Co. Ltd.	1,600	147,458
Daiwa House Industry Co. Ltd.	7,700	181,835
Denso Corp.	8,700	341,188
Dentsu Group Inc.	2,500	59,304
DIC Corp.	700	17,619
East Japan Railway Co.	17,300	1,198,808
Eisai Co. Ltd.	2,200	174,788
Electric Power Development Co. Ltd.	1,600	30,330
ENEOS Holdings, Inc.	330,800	1,179,158
FamilyMart Co. Ltd.	1,000	17,168
Fuji Media Holdings, Inc.	3,000	29,001
FUJIFILM Holdings Corp.	10,200	436,577
House Foods Group, Inc.	400	12,929
Inpex Corp.	25,900	161,726
Izumi Co. Ltd.	500	15,850
J. Front Retailing Co. Ltd.	2,500	16,725
Japan Exchange Group, Inc.	5,100	118,116
Japan Post Holdings Co. Ltd.	44,300	316,155
Japan Post Insurance Co. Ltd.	11,800	155,481
Japan Tobacco, Inc.	13,600	252,589
Kajima Corp.	37,000	442,404
Kaneka Corp.	1,400	36,437
Kao Corp.	8,900	706,285
KDDI Corp.	35,300	1,053,251
Kewpie Corp.	1,000	18,844
Keyence Corp.	2,600	1,089,560
Kirin Holdings Co. Ltd.	8,500	179,178
Konica Minolta, Inc.	35,700	124,151
Kyocera Corp.	7,500	409,384
Lintec Corp.	700	16,683
Matsumotokiyoshi Holdings Co. Ltd.	500	18,169
Mitsubishi Chemical Holdings Corp.	69,500	405,301
Mitsubishi Motors Corp.	21,300	52,791
Murata Manufacturing Co. Ltd.	1,700	100,212
Nihon Unisys Ltd.	600	18,865
Nikon Corp.	6,200	52,070
Nintendo Co. Ltd.	1,400	625,896
Nippon Shokubai Co. Ltd.	700	36,692
Nippon Telegraph & Telephone Corp.	2,700	62,908
Nippon Television Holdings, Inc.	1,500	16,246
Nitori Holdings Co. Ltd.	3,300	647,028
Nitto Denko Corp.	8,600	487,535

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NTT DOCOMO, Inc.	3,200	$84,954
Oji Holdings Corp.	8,600	40,122
Osaka Gas Co. Ltd.	900	17,790
Otsuka Holdings Co. Ltd.	3,600	156,895
Pola Orbis Holdings, Inc.	17,400	303,779
Recruit Holdings Co. Ltd.	7,500	257,926
Rohm Co. Ltd.	300	19,947
Ryohin Keikaku Co. Ltd.	7,200	102,409
Sanwa Holdings Corp.	1,400	12,581
Seiko Epson Corp.	3,200	36,658
Sekisui House Ltd.	3,500	66,823
Seria Co. Ltd.	800	28,533
Seven & i Holdings Co. Ltd.	12,300	402,376
Shin-Etsu Chemical Co. Ltd.	1,000	117,362
Shionogi & Co. Ltd.	1,500	94,100
Shiseido Co. Ltd.	1,000	63,721
Softbank Corp.	30,400	387,486
Sony Corp.	7,800	538,435
Sumitomo Chemical Co. Ltd.	70,900	213,324
Sumitomo Mitsui Trust Holdings, Inc.	2,300	64,815
Sundrug Co. Ltd.	2,900	95,978
Suntory Beverage & Food Ltd.	1,000	39,018
Sysmex Corp.	2,700	207,257
T&D Holdings, Inc.	34,200	293,751
Taisei Corp.	10,900	397,263
Taisho Pharmaceutical Holdings Co. Ltd.	300	18,410
Takeda Pharmaceutical Co. Ltd.	21,400	768,858
Teijin Ltd.	22,200	353,460
Tokyo Electron Ltd.	3,800	937,626
Ube Industries Ltd.	18,900	325,733
Ulvac, Inc.	1,800	52,257
Unicharm Corp.	12,700	520,859
West Japan Railway Co.	1,100	61,698
Yamaha Motor Co. Ltd.	15,400	242,549
Z Holdings Corp.	16,500	80,977
Zeon Corp.	9,200	84,962

		21,392,524

Jordan — 0.0%
Hikma Pharmaceuticals PLC	2,019	55,404

Luxembourg — 0.1%
Aperam SA	1,546	43,341
ArcelorMittal SA(a)	4,927	52,186
Reinet Investments SCA	1,326	23,274
RTL Group SA	963	30,896
Tenaris SA	11,795	76,651

		226,348

Malaysia — 0.1%
Hartalega Holdings Bhd	18,100	55,211
Public Bank Bhd	42,400	163,722
QL Resources Bhd	12,500	27,994
Supermax Corp. BHD(a)	16,700	31,354
Tenaga Nasional Bhd	19,800	53,839

		332,120

Mexico — 0.3%
America Movil SAB de CV, Series L	1,133,645	727,502
Cemex SAB de CV CPO	323,810	91,291
Fomento Economico Mexicano SAB de CV	5,102	31,629
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,400	10,067
Grupo Financiero Banorte SAB de CV, Series O	6,378	22,122
Megacable Holdings SAB de CV CPO	6,900	20,195
Orbia Advance Corp. SAB de CV	12,300	18,184

		920,990

Security	Shares	Value

Netherlands — 1.6%
ABN AMRO Bank NV CVA(b)	33,816	$291,008
Akzo Nobel NV	10,648	956,623
Euronext NV(b)	1,062	106,895
EXOR NV	2,067	118,640
Heineken NV	2,416	222,742
Just Eat Takeaway.com NV(a)(b)	3,369	352,144
Koninklijke DSM NV	6,153	854,147
Koninklijke KPN NV	26,746	71,142
Koninklijke Philips NV(a)	18,983	885,513
Koninklijke Vopak NV	1,626	86,006
NXP Semiconductors NV	2,089	238,230
Royal Dutch Shell PLC, Class A	31,749	508,342
Royal Dutch Shell PLC, Class B	22,225	336,938
Signify NV(a)(b)	702	18,048
Wereldhave NV	1	9
Wolters Kluwer NV	10,534	822,765

		5,869,192

New Zealand — 0.0%
a2 Milk Co. Ltd.(a)	4,397	57,002
Fisher & Paykel Healthcare Corp. Ltd.	4,467	102,905

		159,907

Norway — 0.3%
Orkla ASA	26,895	236,127
Telenor ASA	57,056	833,067

		1,069,194

Peru — 0.0%
Southern Copper Corp.	1,032	41,043

Poland — 0.2%
Bank Polska Kasa Opieki SA	8,716	119,427
Grupa Lotos SA	4,354	66,369
PGE Polska Grupa Energetyczna SA(a)	17,114	29,925
Polski Koncern Naftowy ORLEN SA	37,031	588,479
Powszechna Kasa Oszczednosci Bank Polski SA	8,547	49,771

		853,971

Portugal — 0.1%
Galp Energia SGPS SA	16,042	186,087

Puerto Rico — 0.0%
Popular, Inc.	445	16,541

Russia — 0.2%
Inter RAO UES PJSC	386,000	26,450
Lukoil PJSC	3,211	239,433
Magnit PJSC — GDR	3,609	46,932
Magnitogorsk Iron & Steel Works PJSC	28,400	14,806
MMC Norilsk Nickel PJSC	482	127,062
Mobile TeleSystems PJSC — ADR	4,094	37,624
Novatek PJSC — GDR	759	107,582
PhosAgro PJSC, -GDR	1,139	14,067
Severstal PJSC	2,180	26,539
Surgutneftegas PJSC	57,305	31,097
Tatneft PJSC	10,670	83,448

		755,040

Singapore — 0.2%
Oversea-Chinese Banking Corp. Ltd.	24,100	157,079
Singapore Technologies Engineering Ltd.	40,400	96,424
Singapore Telecommunications Ltd.	198,600	353,289

		606,792

South Africa — 0.7%
Absa Group, Ltd.	4,472	22,077
Anglo American Platinum Ltd.	5,129	373,277
Anglo American PLC	59,540	1,385,575

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Barloworld Ltd.	2,010	$8,013
Bidvest Group Ltd.	31,477	258,263
Clicks Group Ltd.	2,327	28,210
FirstRand Ltd.	23,954	52,677
Gold Fields Ltd.	2,296	21,679
Impala Platinum Holdings Ltd.	2,545	17,139
Investec Ltd.	9,546	19,070
Kumba Iron Ore Ltd.	7,303	195,288
MTN Group Ltd.	9,428	28,875
Naspers Ltd., Class N	508	93,360
Standard Bank Group Ltd.	32,929	198,767
Tiger Brands Ltd.	1,230	12,646

		2,714,916

South Korea — 1.3%
Celltrion, Inc.(a)	2,047	523,905
HLB, Inc.(a)	4,552	351,734
Hyundai Engineering & Construction Co. Ltd.	368	10,194
Hyundai Mobis Co. Ltd.	1,189	190,857
Hyundai Motor Co.	3,649	299,741
KB Financial Group, Inc.	1,284	36,350
Kia Motors Corp.	700	18,916
Korea Electric Power Corp.(a)	1,801	29,370
Korea Zinc Co. Ltd.	170	47,633
LG Chem Ltd.	262	108,122
LG Electronics, Inc.	3,308	175,310
LG Household & Health Care Ltd.	37	41,470
NAVER Corp.	510	114,741
POSCO	5,720	833,155
Samsung Electronics Co. Ltd.	28,828	1,276,147
Samsung Life Insurance Co. Ltd.	1,590	59,781
Shinhan Financial Group Co. Ltd.	12,703	306,983
SillaJen, Inc.(a)(c)	770	7,358
SK Innovation Co. Ltd.	2,014	222,650

		4,654,417

Spain — 0.5%
Acerinox SA	2,583	21,000
EDP Renováveis, S.A.	2,169	29,974
Endesa SA	2,240	55,566
Grifols SA	13,307	404,639
Industria de Diseno Textil SA	22,838	605,971
Inmobiliaria Colonial Socimi SA	1,249	11,044
Naturgy Energy Group SA	18,876	352,394
Repsol SA	17,707	156,459
Zardoya Otis SA	4,655	31,934

		1,668,981

Sweden — 0.8%
Assa Abloy AB, Class B	18,745	383,663
Axfood AB	2,624	57,366
Castellum AB	3,354	62,847
Dometic Group AB(a)(b)	4,070	36,780
Elekta AB, B Shares, Class B	17,059	158,911
Fabege AB	50,875	598,320
Hufvudstaden AB, A Shares	19,417	242,058
Kinnevik AB, Class B	10,074	265,926
L E Lundbergforetagen AB, B Shares(a)	1,294	58,985
Lifco AB, -B Shares	292	18,620
Lundin Energy AB	2,122	51,789
Swedish Match AB	4,536	320,040
Tele2 AB, Class B	8,895	118,409
Telia Co. AB	118,427	443,059

		2,816,773

Security	Shares	Value

Switzerland — 3.7%
Barry Callebaut AG, Registered Shares	85	$162,251
Belimo Holding AG	3	22,202
Chocoladefabriken Lindt & Spruengli AG	12	99,112
Clariant AG, Registered Shares(a)	768	15,115
Coca-Cola HBC AG	9,734	243,672
Geberit AG, Registered Shares	193	96,835
Givaudan SA, Registered Shares	530	1,981,123
Nestle SA, Registered Shares	49,712	5,511,600
Novartis AG, Registered Shares	11,701	1,019,403
Roche Holding AG	5,367	1,859,395
Sika AG, Registered Shares	13,018	2,509,510
Sunrise Communications Group AG(a)(b)	602	53,546
Swisscom AG, Registered Shares	74	38,806
Tecan Group AG	69	24,454
Vifor Pharma AG	296	44,781

		13,681,805

Taiwan — 1.9%
ASPEED Technology, Inc.	1,000	42,345
Cathay Financial Holding Co. Ltd.	200,595	285,344
Chailease Holding Co. Ltd.	4,284	18,263
Chipbond Technology Corp.	10,000	21,946
CTBC Financial Holding Co. Ltd.	423,000	293,155
Delta Electronics, Inc.	28,000	159,779
Fubon Financial Holding Co. Ltd.	567,000	846,540
Largan Precision Co. Ltd.	3,000	417,120
MediaTek, Inc.	34,000	672,201
Parade Technologies Ltd.	2,000	67,036
Realtek Semiconductor Corp.	18,000	183,465
Taiwan Semiconductor Manufacturing Co. Ltd.	322,000	3,438,803
TPK Holding Co. Ltd.(a)	11,000	17,427
Uni-President Enterprises Corp.	296,000	717,151

		7,180,575

Thailand — 0.2%
Berli Jucker PCL — NVDR	401,000	514,903
Gulf Energy Development PCL	11,000	13,435
Muangthai Capital PCL — NVDR(a)	16,600	28,196

		556,534

Turkey — 0.1%
Akbank TAS(a)	39,681	35,202
Haci Omer Sabanci Holding AS	132,652	178,619
Ipek Dogal Enerji Kaynaklari Ve Uretim(a)	36,875	73,712
KOC Holding AS	7,303	19,208
Koza Altin Isletmeleri AS(a)	1,617	19,697
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	15,699	30,695
Turk Telekomunikasyon AS(a)	67,814	80,265
Turkiye Is Bankasi AS, Class C(a)	122,700	100,216

		537,614

United Kingdom — 3.4%
AstraZeneca PLC	9,964	1,036,997
Auto Trader Group PLC(b)	8,513	55,426
Barratt Developments PLC	23,031	141,552
Bellway PLC	1,480	46,614
Berkeley Group Holdings PLC	5,524	284,487
British American Tobacco PLC	15,691	601,794
Britvic PLC	1,423	13,551
BT Group PLC	308,437	436,207
Centrica PLC	160,157	76,099
Cineworld Group PLC	30,575	22,953
Coca-Cola European Partners PLC	19,537	737,717
Compass Group PLC	13,609	187,239
Croda International PLC	650	42,218
Dechra Pharmaceuticals PLC	9	317

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Derwent London PLC	1,821	$62,640
Diageo PLC	19,525	648,959
Dialog Semiconductor PLC(a)	8,048	367,863
Direct Line Insurance Group PLC	23,450	78,629
Experian PLC	31,871	1,118,636
Farfetch Ltd., Class A(a)	2,701	46,646
GlaxoSmithKline PLC	48,143	972,474
Great Portland Estates PLC	1,447	11,336
Greggs PLC	1,293	25,933
HomeServe PLC	11,147	180,213
Howden Joinery Group PLC	2,934	20,087
IG Group Holdings PLC	16,047	162,044
Informa PLC	55,228	319,314
Intertek Group PLC	4,611	310,556
JD Sports Fashion PLC	3,451	26,561
John Wood Group PLC	7,585	18,187
Land Securities Group PLC	3,441	23,511
Marks & Spencer Group PLC	52,329	64,169
Meggitt PLC	22,296	81,210
Micro Focus International PLC	13,272	70,807
Moneysupermarket.com Group PLC	11,247	45,116
Ocado Group PLC(a)	3,485	87,579
Rentokil Initial PLC	143,022	904,352
Rightmove PLC	26,290	177,708
Rolls-Royce Holdings PLC	26,883	94,914
Rotork PLC	3,832	13,263
SSE PLC	5,717	96,807
Subsea 7 SA(a)	14,569	92,905
Tate & Lyle PLC	2,858	23,626
Taylor Wimpey PLC	14,337	25,305
TechnipFMC PLC	27,807	190,200
Tesco PLC	22,931	64,497
Unilever NV	19,126	1,019,755
Unilever PLC	7,713	416,048
Vodafone Group PLC	368,729	586,190
WM Morrison Supermarkets PLC	151,846	357,709

		12,488,920

United States — 57.0%
3M Co.	451	70,352
Abbott Laboratories	18,066	1,651,774
AbbVie, Inc.	20,053	1,968,804
ACI Worldwide, Inc.(a)	3	81
Adobe, Inc.(a)(d)	8,881	3,865,988
Advanced Micro Devices, Inc.(a)	738	38,826
Aerojet Rocketdyne Holdings, Inc.(a)	906	35,914
Aflac, Inc.	9,597	345,780
Agilent Technologies, Inc.	6,766	597,911
Alexandria Real Estate Equities, Inc.	555	90,049
Allegion PLC	15,514	1,585,841
Ally Financial, Inc.	14,729	292,076
Alphabet, Inc., Class A(a)	3,358	4,761,812
Alphabet, Inc., Class C(a)	3,412	4,823,237
Altria Group, Inc.	22,324	876,217
Amazon.com, Inc.(a)	3,714	10,246,257
AMERCO	173	52,279
Ameren Corp.	280	19,701
American Express Co.	8,898	847,090
American Tower Corp.	1,736	448,825
American Water Works Co., Inc.	182	23,416
Amgen, Inc.	2,810	662,767
Annaly Capital Management, Inc.	2,487	16,315
ANSYS, Inc.(a)	1,594	465,018
Apple, Inc.	36,013	13,137,542
Applied Materials, Inc.	3,945	238,475

Security	Shares	Value

United States (continued)
Arista Networks, Inc.(a)	1,455	$305,594
Aspen Technology, Inc.(a)	160	16,578
AT&T, Inc.	26,714	807,564
Atlassian Corp. PLC, Class A(a)	1,399	252,198
Automatic Data Processing, Inc.	3,213	478,384
AutoNation, Inc.(a)	2,916	109,583
AvalonBay Communities, Inc.	312	48,248
Avangrid, Inc.	18,572	779,653
Avnet, Inc.	6,468	180,360
Axis Capital Holdings Ltd.	237	9,613
Axon Enterprise, Inc.(a)	1,304	127,962
Bank of America Corp.	86,655	2,058,056
Bank of New York Mellon Corp.	5,312	205,309
Bausch Health Cos., Inc.(a)	2,159	39,503
Best Buy Co., Inc.	3,700	322,899
Bio-Rad Laboratories, Inc., Class A(a)	37	16,705
Black Hills Corp.	699	39,605
Boeing Co.	3,790	694,707
Boston Scientific Corp.(a)	14,366	504,390
Bristol-Myers Squibb Co.	19,538	1,148,834
Broadcom, Inc.	1,754	553,580
Broadridge Financial Solutions, Inc.	171	21,578
Brown-Forman Corp., Class B	2,313	147,246
Bruker Corp.	469	19,079
CACI International, Inc., Class A(a)	237	51,401
Cadence Design Systems, Inc.(a)	5,479	525,765
Camden Property Trust	337	30,741
Capital One Financial Corp.	4,766	298,304
Capri Holdings Ltd.(a)	4,461	69,725
Carlisle Cos., Inc.	2,820	337,469
CarMax, Inc.(a)	249	22,298
Cerner Corp.	2,156	147,794
Charles Schwab Corp.	2,022	68,222
Chipotle Mexican Grill, Inc.(a)	992	1,043,941
Cimarex Energy Co.	1,376	37,826
Cirrus Logic, Inc.(a)	2,784	171,996
Cisco Systems, Inc.	48,730	2,272,767
Citigroup, Inc.	61,240	3,129,364
Citizens Financial Group, Inc.	23,831	601,494
CME Group, Inc.	5,682	923,552
CMS Energy Corp.	11,772	687,720
Coca-Cola Co.	45,517	2,033,700
Columbia Sportswear Co.	3,822	307,977
Comcast Corp., Class A	19,553	762,176
Consolidated Edison, Inc.	5,546	398,924
Copart, Inc.(a)	1,346	112,081
CoreSite Realty Corp.	662	80,142
Costco Wholesale Corp.	10,959	3,322,878
Crane Co.	8,835	525,329
CSX Corp.	8,289	578,075
Curtiss-Wright Corp.	2,046	182,667
CyberArk Software Ltd.(a)	1,906	189,209
Danaher Corp.	7,574	1,339,310
Darden Restaurants, Inc.	7,120	539,482
Discover Financial Services	3,988	199,759
Dolby Laboratories, Inc., Class A	2,367	155,914
Domino’s Pizza, Inc.	2,465	910,670
DTE Energy Co.	1,252	134,590
Ecolab, Inc.	5,942	1,182,161
Edison International	6,155	334,278
Edwards Lifesciences Corp.(a)	44,622	3,083,826
Elanco Animal Health, Inc.(a)	4,138	88,760
EMCOR Group, Inc.	1,671	110,520
Equity Residential	8,592	505,381
Essent Group Ltd.	859	31,156

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Etsy, Inc.(a)	3,435	$364,900
Expedia Group, Inc.	905	74,391
Exxon Mobil Corp.	846	37,833
Facebook, Inc., Class A(a)	16,625	3,775,039
FactSet Research Systems, Inc.	2,463	809,022
Ferguson PLC	438	35,814
Fifth Third Bancorp	2,996	57,763
First Horizon National Corp.	71,992	717,040
FirstEnergy Corp.	1,489	57,743
Fiserv, Inc.(a)	9,847	961,264
FLIR Systems, Inc.	2,438	98,910
Floor & Decor Holdings, Inc., Class A(a)	429	24,732
FNB Corp.	1,963	14,723
Fortinet, Inc.(a)	2,162	296,778
Fox Corp., Class B(a)	1,277	34,275
Franklin Resources, Inc.	11,404	239,142
Gap, Inc.	10,984	138,618
General Motors Co.	2,707	68,487
Gentex Corp.	1,095	28,218
Gilead Sciences, Inc.	14,263	1,097,395
Globus Medical, Inc., Class A(a)	395	18,845
Graco, Inc.	373	17,900
H&R Block, Inc.	4,490	64,117
Haemonetics Corp.(a)	498	44,601
Hanesbrands, Inc.	7,625	86,086
Hanover Insurance Group, Inc.	168	17,023
Hasbro, Inc.	218	16,339
Hawaiian Electric Industries, Inc.	828	29,858
HCA Healthcare, Inc.	94	9,124
HealthEquity, Inc.(a)	697	40,893
Hewlett Packard Enterprise Co.	41,689	405,634
Home Depot, Inc.	17,882	4,479,620
Honeywell International, Inc.	19,695	2,847,700
Howard Hughes Corp.(a)	455	23,637
Hubbell, Inc.	940	117,838
HubSpot, Inc.(a)	3,545	795,321
IAA, Inc.(a)	1,795	69,233
IDACORP, Inc.	15,294	1,336,237
IDEX Corp.	2,378	375,819
IHS Markit Ltd.	4,309	325,330
Illumina, Inc.(a)	1,936	716,998
Inovio Pharmaceuticals, Inc.(a)	12,190	328,521
Intel Corp.	7,442	445,255
Intercontinental Exchange, Inc.	10,803	989,555
International Business Machines Corp.	129	15,579
International Flavors & Fragrances, Inc.	402	49,229
International Game Technology PLC	19,850	176,665
Intuit, Inc.	9,619	2,849,052
Intuitive Surgical, Inc.(a)	1,793	1,021,705
John Bean Technologies Corp.	263	22,623
Johnson & Johnson	6,015	845,889
JPMorgan Chase & Co.	5,786	544,231
Kohl’s Corp.	33,575	697,353
L3Harris Technologies, Inc.	8,271	1,403,341
Landstar System, Inc.	264	29,650
Las Vegas Sands Corp.	10,133	461,457
LendingTree, Inc.(a)	148	42,850
Lennox International, Inc.	919	214,118
Littelfuse, Inc.	110	18,769
Lockheed Martin Corp.	6,677	2,436,571
Lowe’s Cos., Inc.	5,291	714,920
Lululemon Athletica, Inc.(a)	601	187,518
Marsh & McLennan Cos., Inc.	12,641	1,357,264
Masimo Corp.(a)	1,217	277,464

Security	Shares	Value

United States (continued)
Mastercard, Inc., Class A	6,487	$1,918,206
Maxim Integrated Products, Inc.	3,049	184,800
Medallia, Inc.(a)	542	13,680
Medtronic PLC	17,683	1,621,531
Merck & Co., Inc.	6,677	516,332
Mercury Systems, Inc.(a)	198	15,575
MetLife, Inc.	11,930	435,684
Mettler-Toledo International, Inc.(a)	187	150,638
MGIC Investment Corp.	9,860	80,753
MGM Resorts International	2,504	42,067
Microsoft Corp.	69,283	14,099,783
Moderna, Inc.(a)	7,350	471,944
Mondelez International, Inc., Class A	21,549	1,101,800
Monolithic Power Systems, Inc.	148	35,076
Moody’s Corp.	2,044	561,548
MSA Safety, Inc.	106	12,131
National Instruments Corp.	11,085	429,100
NeoGenomics, Inc.(a)	681	21,097
NetApp, Inc.	6,896	305,976
Netflix, Inc.(a)	2,658	1,209,496
New Relic, Inc.(a)	5,104	351,666
NIKE, Inc., Class B	25,000	2,451,250
Norfolk Southern Corp.	1,720	301,980
Northern Trust Corp.	232	18,407
Northrop Grumman Corp.	7,387	2,271,059
Novavax, Inc.(a)	4,273	356,155
NuVasive, Inc.(a)	289	16,086
NVIDIA Corp.	6,092	2,314,412
Ollie’s Bargain Outlet Holdings, Inc.(a)	417	40,720
ONE Gas, Inc.	269	20,726
Oshkosh Corp.	351	25,139
Paycom Software, Inc.(a)	575	178,095
Paylocity Holding Corp.(a)	1,582	230,798
PayPal Holdings, Inc.(a)	9,333	1,626,089
Penn National Gaming, Inc.(a)	3,276	100,049
Penumbra, Inc.(a)	45	8,047
PepsiCo, Inc.	19,997	2,644,803
Performance Food Group Co.(a)	1,299	37,853
PerkinElmer, Inc.	203	19,912
Pfizer, Inc.	4,987	163,075
Philip Morris International, Inc.	8,379	587,033
Pool Corp.	2,035	553,255
PotlatchDeltic Corp.	2	76
Principal Financial Group, Inc.	1,187	49,308
Procter & Gamble Co.	17,861	2,135,640
Prologis, Inc.	5,148	480,463
Prudential Financial, Inc.	34,096	2,076,446
Public Service Enterprise Group, Inc.	415	20,401
QTS Realty Trust, Inc., Class A	9,511	609,560
Quest Diagnostics, Inc.	444	50,598
Radian Group, Inc.	7,081	109,826
Ralph Lauren Corp.	2,782	201,751
Regeneron Pharmaceuticals, Inc.(a)	1,344	838,186
Reinsurance Group of America, Inc.	414	32,474
ResMed, Inc.(d)	1,991	382,272
RH(a)	904	225,006
RingCentral, Inc., Class A(a)	309	88,068
Robert Half International, Inc.	6,867	362,784
Roper Technologies, Inc.	4,725	1,834,529
Ross Stores, Inc.	2,881	245,576
S&P Global, Inc.	5,092	1,677,712
salesforce.com, Inc.(a)	10,931	2,047,704
SBA Communications Corp.	1,909	568,729
Schlumberger Ltd.	42,286	777,640

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Sempra Energy	479	$56,153
ServiceNow, Inc.(a)	3,245	1,314,420
Sherwin-Williams Co.	1,353	781,831
Silicon Laboratories, Inc.(a)	4,826	483,903
Sirius XM Holdings, Inc.	368,466	2,162,895
Skechers U.S.A., Inc., Class A(a)	13,128	411,957
Southern Co.	635	32,925
Starbucks Corp.	42,912	3,157,894
Stryker Corp.	6,845	1,233,401
Synchrony Financial	10,343	229,201
Synovus Financial Corp.	19,702	404,482
Sysco Corp.	664	36,294
T. Rowe Price Group, Inc.	3,268	403,598
Take-Two Interactive Software, Inc.(a)	1,769	246,899
Teledyne Technologies, Inc.(a)	859	267,106
Telephone & Data Systems, Inc.	4,833	96,080
Teradata Corp.(a)	4,292	89,274
Tesla, Inc.(a)	874	943,754
Tetra Tech, Inc.	201	15,903
Texas Instruments, Inc.	10,288	1,306,267
Thermo Fisher Scientific, Inc.	3,374	1,222,535
TJX Cos., Inc.	9,860	498,522
Toro Co.	9,600	636,864
Trane Technologies PLC	5,545	493,394
TransUnion	4,383	381,496
Travelers Cos., Inc.	1,195	136,290
Twitter, Inc.(a)	34,376	1,024,061
Uber Technologies, Inc.(a)	6,641	206,402
UDR, Inc.	2,234	83,507
UGI Corp.	2,643	84,047
Umpqua Holdings Corp.	1,240	13,194
Union Pacific Corp.	2,991	505,688
United Parcel Service, Inc., Class B	10,015	1,113,468
UnitedHealth Group, Inc.	6,051	1,784,742
Unum Group	6,774	112,381
Vail Resorts, Inc.	215	39,162
Valero Energy Corp.	544	31,998
Varian Medical Systems, Inc.(a)	10,154	1,244,068
Veeva Systems, Inc., Class A(a)	4,222	989,721
VeriSign, Inc.(a)	630	130,303
Verisk Analytics, Inc.	1,050	178,710
Verizon Communications, Inc.	21,882	1,206,355
Vertex Pharmaceuticals, Inc.(a)	720	209,023
VF Corp.	4,711	287,088
Vir Biotechnology, Inc.(a)	9,461	387,617
Visa, Inc., Class A	14,440	2,789,375
VMware, Inc., Class A(a)	8,367	1,295,714
W.W. Grainger, Inc.	133	41,783
Waters Corp.(a)	4,223	761,829
Wayfair, Inc., Class A(a)	669	132,201
Webster Financial Corp.	3,006	86,002
Wells Fargo & Co.	120,274	3,079,014
Williams-Sonoma, Inc.	7,708	632,133
Workday, Inc., Class A(a)	2,752	515,615
Xerox Holdings Corp.(a)	6,738	103,024
Xilinx, Inc.	3,873	381,064
Xylem, Inc.	15,122	982,325
Yum! Brands, Inc.	2,659	231,094
Zions Bancorp. NA	5,074	172,516
Zoetis, Inc.	8,574	1,174,981

		210,890,856

Total Common Stocks — 96.4% (Cost — $322,692,102)		356,619,033

Security	Shares		Value

Preferred Stocks — 0.3%

Brazil — 0.3%
Azul SA, Preference Shares(a)		6,054	$22,388
Banco Bradesco SA, Preference Shares		211,695	805,812
Itau Unibanco Holding SA, Preference Shares		65,742	307,669
Usinas Siderurgicas de Minas Gerais SA Usiminas, Preference ‘A’ Shares		8,446	11,291

			1,147,160

Germany — 0.0%
Sartorius AG, Preference Shares, 0.00%		141	46,537

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, 0.00%		56,893	28,062

South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%		1,047	40,785

Total Preferred Stocks — 0.3% (Cost — $1,893,196)			1,262,544

Rights — 0.0%

China — 0.0%
Legend Holdings Corp., (Expires 07/20/20)(c)		1,700	—

Spain — 0.0%
Repsol SA, (Expires 07/09/20)(a)		16,032	7,805

United States — 0.0%
Bristol-Myers Squibb Co., (Expires 03/31/21)(a)(d)		6,002	21,487

Total Rights — 0.0% (Cost — $21,648)			29,292

Total Long-Term Investments — 96.7% (Cost — $324,606,946)			357,910,869

Short-Term Securities — 3.9%

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(e)(g)		7,390,660	7,390,660
SL Liquidity Series, LLC, Money Market Series, 0.50%(e)(f)(g)		4,377,995	4,381,498

Total Money Market Funds — 3.2%			11,772,158

	Par (000)

Time Deposits — 0.7%

Australia — 0.1%
Brown Brothers Harriman & Co., 0.01%, 07/01/20	AUD	615	424,083

Canada — 0.1%
Royal Bank of Canada, 0.03%, 07/01/20	CAD	498	366,735

Europe — 0.0%
BNP Paribas SA, (0.67%), 07/01/20	EUR	118	132,357

Hong Kong — 0.1%
Hongkong & Shanghai Banking Corp. Ltd., 0.04%, 07/02/20	HKD	1,131	145,892

Japan — 0.1%
Sumitomo Bank Tokyo, (0.24%), 07/01/20	JPY	54,844	507,931

Norway — 0.1%
Brown Brothers Harriman & Co., (0.20%), 07/01/20	NOK	1,636	169,994

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

	Par (000)

Singapore — 0.1%
Hongkong & Shanghai Banking Corp. Ltd., 0.00%, 07/01/20	SGD	595	$427,057

United Kingdom — 0.1%
Citibank NA, New York, 0.01%, 07/01/20	GBP	353	436,871

United States — 0.0%
Citibank NA, New York, 0.10%, 07/01/20	USD	58	58,272

Total Time Deposits — 0.7%			2,669,192

Total Short-Term Securities — 3.9% (Cost — $14,441,319)			14,441,350

Total Investments — 100.6% (Cost — $339,048,265)			372,352,219

Liabilities in Excess of Other Assets — (0.6)%			(2,377,811)

Net Assets — 100.0%			$369,974,408

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 06/30/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,101,908	5,288,752	(b)	—	7,390,660	$7,390,660	$40,707		$8	$—
SL Liquidity Series, LLC, Money Market Series	2,915,211	1,462,784	(b)	—	4,377,995	4,381,498	11,357	(c)	680	(56)

						$11,772,158	$52,064		$688	$(56)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	34	09/18/20	$3,023	$22,607
MSCI Emerging Markets Index	27	09/18/20	1,331	31,132
S&P 500 E-Mini Index	44	09/18/20	6,798	122,705

				$176,444

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$176,444	$—	$—	$—	$176,444

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the year ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$235,238	$—	$—	$—	$235,238

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(36,851)	$—	$—	$—	$(36,851)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,506,386
Average notional value of contracts — short	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$6,417,567	$—	$6,417,567
Austria	—	336,181	—	336,181
Belgium	—	515,452	—	515,452
Brazil	1,448,041	—	—	1,448,041
Canada	5,514,216	—	—	5,514,216
China	5,645,380	14,450,028	—	20,095,408
Czech Republic	—	87,769	—	87,769
Denmark	—	1,577,909	—	1,577,909
Finland	—	509,946	—	509,946
France	—	13,486,418	—	13,486,418
Germany	—	8,138,052	—	8,138,052
Hong Kong	—	2,657,411	—	2,657,411
Hungary	—	854,683	—	854,683
India	—	2,899,751	—	2,899,751
Indonesia	—	386,889	—	386,889
Ireland	28,437	190,486	—	218,923
Israel	380,999	40	—	381,039
Italy	—	1,416,834	—	1,416,834
Japan	—	21,392,524	—	21,392,524
Jordan	—	55,404	—	55,404
Luxembourg	23,274	203,074	—	226,348
Malaysia	—	332,120	—	332,120
Mexico	920,990	—	—	920,990
Netherlands	2,255,256	3,613,936	—	5,869,192
New Zealand	—	159,907	—	159,907
Norway	—	1,069,194	—	1,069,194
Peru	41,043	—	—	41,043
Poland	—	853,971	—	853,971
Portugal	—	186,087	—	186,087
Puerto Rico	16,541	—	—	16,541
Russia	37,624	717,416	—	755,040
Singapore	—	606,792	—	606,792

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
South Africa	$40,856	$2,674,060	$—	$2,714,916
South Korea	—	4,647,059	7,358	4,654,417
Spain	29,974	1,639,007	—	1,668,981
Sweden	—	2,816,773	—	2,816,773
Switzerland	—	13,681,805	—	13,681,805
Taiwan	—	7,180,575	—	7,180,575
Thailand	13,435	543,099	—	556,534
Turkey	139,609	398,005	—	537,614
United Kingdom	974,563	11,514,357	—	12,488,920
United States	210,855,042	35,814	—	210,890,856
Preferred Stocks	1,147,160	115,384	—	1,262,544
Rights	29,292	—	—	29,292
Short-Term Securities:
Money Market Funds	7,390,660	—	—	7,390,660
Time Deposits	—	2,669,192	—	2,669,192

Subtotal	$236,932,392	$131,030,971	$7,358	$367,970,721

Investments Valued at NAV(a)				4,381,498

Total Investments				$372,352,219

Derivative Financial Instruments(b)
Assets:
Equity contracts	$176,444	$—	$—	$176,444

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments June 30, 2020	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Belgium — 2.1%
KBC Group NV(a)	35,467	$2,037,621

Denmark — 3.1%
DSV Panalpina AS	24,018	2,950,249

Finland — 4.1%
Kone OYJ, Class B	39,250	2,707,048
Neste OYJ	32,875	1,291,200

		3,998,248

France — 35.9%
BNP Paribas SA(a)	75,014	2,997,109
Dassault Systemes SE	9,367	1,626,044
Eiffage SA(a)	14,188	1,300,566
Kering SA	5,969	3,263,365
LVMH Moet Hennessy Louis Vuitton SE	13,657	6,029,496
Pernod Ricard SA	13,815	2,175,397
Safran SA(a)	28,226	2,839,289
Sanofi	41,006	4,181,979
Schneider Electric SE	32,871	3,656,459
Teleperformance	6,439	1,639,896
Vinci SA	26,944	2,498,334
Worldline SA(a)(b)	27,453	2,393,612

		34,601,546

Germany — 22.1%
adidas AG(a)	9,070	2,391,319
Allianz SE, Registered Shares	17,855	3,648,531
Deutsche Boerse AG	12,152	2,199,229
Deutsche Wohnen SE, Bearer Shares	54,042	2,428,410
MorphoSys AG(a)	4,753	602,619
MTU Aero Engines AG	10,065	1,752,322
Puma SE(a)	13,344	1,034,625
Rational AG	1,022	572,716
SAP SE	31,578	4,414,270
Symrise AG	19,171	2,240,067

		21,284,108

Ireland — 1.4%
Kingspan Group PLC(a)	20,962	1,353,229

Italy — 8.0%
Enel SpA	260,045	2,248,984
FinecoBank Banca Fineco SpA(a)	235,066	3,181,399
IMA Industria Macchine Automatiche SpA(a)	13,094	787,044
Moncler SpA(a)	38,439	1,478,115

		7,695,542

Netherlands — 11.8%
ASML Holding NV	16,930	6,193,211
ASR Nederland NV	26,060	801,797
BE Semiconductor Industries NV	23,912	1,060,251
IMCD NV	19,996	1,885,611
Koninklijke Philips NV(a)	30,591	1,427,000

		11,367,870

Spain — 2.3%
Amadeus IT Group SA(a)	17,731	930,915
Iberdrola SA	111,202	1,298,248

		2,229,163

Switzerland — 4.1%
Sika AG, Registered Shares	9,866	1,901,892
STMicroelectronics NV	74,120	2,020,382

		3,922,274

Security	Shares	Value

United Kingdom — 4.5%
Linde PLC	12,789	$2,708,639
RELX PLC	71,610	1,657,468

		4,366,107

Total Long-Term Investments — 99.4% (Cost — $79,386,919)		95,805,957

Short-Term Securities — 0.7%

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(c)(d)	453,145	453,145

Total Money Market Funds — 0.4%		453,145

Time Deposits — 0.3%		Par (000)

Europe — 0.3%
Citibank, New York, 0.67%, 07/01/20	EUR	254	285,674

Total Time Deposits — 0.3%			285,674

Total Short-Term Securities — 0.7% (Cost — $738,819)			738,819

Total Investments — 100.1% (Cost — $80,125,738)			96,544,776

Liabilities in Excess of Other Assets — (0.1)%			(133,793)

Net Assets — 100.0%			$96,410,983

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock EuroFund

(d)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 06/30/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	453,145	(b)	—		453,145	$453,145	$5,610		$1	$—
SL Liquidity Series, LLC, Money Market Series(c)	31,839	—		(31,839	)(b)	—	—	1	(d)	3	(3)

							$453,145	$5,611		$4	$(3)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	$—	$2,037,621	$—	$2,037,621
Denmark	—	2,950,249	—	2,950,249
Finland	—	3,998,248	—	3,998,248
France	—	34,601,546	—	34,601,546
Germany	—	21,284,108	—	21,284,108
Ireland	—	1,353,229	—	1,353,229
Italy	787,044	6,908,498	—	7,695,542
Netherlands	1,427,000	9,940,870	—	11,367,870
Spain	—	2,229,163	—	2,229,163
Switzerland	—	3,922,274	—	3,922,274
United Kingdom	—	4,366,107	—	4,366,107
Short-Term Securities:
Money Market Funds	453,145	—	—	453,145
Time Deposits	—	285,674	—	285,674

	$2,667,189	$93,877,587	$—	$96,544,776

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

June 30, 2020

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments at value — unaffiliated(a)(b)	$360,580,061	$96,091,631
Investments at value — affiliated(c)	11,772,158	453,145
Cash	—	23
Cash pledged for futures contracts	989,000	—
Foreign currency at value(d)	638,192	—
Receivables:
Investments sold	5,220,555	20,434
Securities lending income — affiliated	2,108	—
Capital shares sold	167,667	2,208
Dividends — affiliated	648	31
Dividends — unaffiliated	961,178	326,186
Variation margin on futures contracts	93,500	—
Prepaid expenses	56,830	43,573

Total assets	380,481,897	96,937,231

LIABILITIES
Bank overdraft	29,595	—
Foreign bank overdraft(e)	—	5,029
Cash collateral on securities loaned at value	4,374,848	—
Payables:
Investments purchased	5,083,634	224,023
Capital shares redeemed	539,543	103,465
Investment advisory fees	93,254	54,174
Directors’ and Officer’s fees	2,886	2,258
Other accrued expenses	293,180	72,319
Other affiliates	1,376	358
Professional fees	—	48,835
Service and distribution fees	78,702	15,787
Variation margin on futures contracts	10,471	—

Total liabilities	10,507,489	526,248

NET ASSETS	$369,974,408	$96,410,983

NET ASSETS CONSIST OF
Paid-in capital	$349,053,811	$115,680,887
Accumulated earnings (loss)	20,920,597	(19,269,904)

NET ASSETS	$369,974,408	$96,410,983

(a) Investments at cost — unaffiliated	$327,276,147	$79,672,593
(b) Securities loaned at value	$4,206,064	$—
(c) Investments at cost — affiliated	$11,772,118	$453,145
(d) Foreign currency at cost	$631,072	$—
(e) Foreign bank overdraft at cost	$—	$5,029

See notes to financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

June 30, 2020

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

NET ASSET VALUE
Institutional
Net assets	$75,804,879	$26,475,961

Shares outstanding	3,529,263	1,850,299

Net asset value	$21.48	$14.31

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Investor A
Net assets	$242,122,581	$65,887,045

Shares outstanding	11,891,934	4,690,531

Net asset value	$20.36	$14.05

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Investor C
Net assets	$35,626,142	$3,088,204

Shares outstanding	2,149,198	318,901

Net asset value	$16.58	$9.68

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Class K
Net assets	$12,107,861	$600,760

Shares outstanding	563,629	42,143

Net asset value	$21.48	$14.26

Par Value	$0.10	$0.10

Shares authorized	2 billion	Unlimited

Class R
Net assets	$4,312,945	$359,013

Shares outstanding	235,355	34,337

Net asset value	$18.33	$10.46

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

Year Ended June 30, 2020

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — affiliated	$40,707	$5,610
Dividends — unaffiliated	9,189,217	1,396,414
Securities lending income — affiliated — net	11,357	1
Non-cash dividends — unaffiliated	—	144,488
Other income	—	7,557
Foreign taxes withheld	(534,920)	(181,864)

Total investment income	8,706,361	1,372,206

EXPENSES
Investment advisory	3,407,326	775,861
Service and distribution — class specific	1,121,098	211,153
Transfer agent —class specific	761,520	146,233
Custodian	312,073	28,235
Professional	87,917	104,501
Accounting services	84,629	34,413
Registration	81,887	73,957
Printing	48,471	26,859
Directors and Officer	10,959	8,012
Miscellaneous	56,286	21,635

Total expenses	5,972,166	1,430,859
Less:
Fees waived and/or reimbursed by the Manager	(1,442,979)	(62,362)
Fees paid indirectly	(525)	(14)
Transfer agent fees waived and/or reimbursed — class specific	(565,254)	—

Total expenses after fees waived and/or reimbursed	3,963,408	1,368,483

Net investment income	4,742,953	3,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	8	1
Futures contracts	235,238	—
Foreign currency transactions	(116,625)	(19,749)
Investments — affiliated	680	3
Investments — unaffiliated	(5,088,370)	(1,910,503)

	(4,969,069)	(1,930,248)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(36,851)	—
Foreign currency translations	11,677	19,898
Investments — affiliated	(56)	(3)
Investments — unaffiliated	1,794,221	510,872

	1,768,991	530,767

Net realized and unrealized loss	(3,200,078)	(1,399,481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,542,875	$(1,395,758)

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund
	Year Ended June 30,		Year Ended June 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,742,953	$6,785,690	$3,723	$893,745
Net realized loss	(4,969,069)	(8,141,079)	(1,930,248)	(22,475,209)
Net change in unrealized appreciation (depreciation)	1,768,991	16,003,426	530,767	11,584,386

Net increase (decrease) in net assets resulting from operations	1,542,875	14,648,037	(1,395,758)	(9,997,078)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,613,181)	(3,311,041)	(145,120)	(859,624)
Investor A	(4,905,774)	(10,968,689)	(91,353)	(1,899,369)
Investor C	(635,057)	(2,040,798)	—	(128,586)
Class K	(147,736)	(172,264)	(3,865)	(23,568)
Class R	(132,081)	(514,018)	—	(12,765)

Decrease in net assets resulting from distributions to Common shareholders	(7,433,829)	(17,006,810)	(240,338)	(2,923,912)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(74,802,101)	(98,451,408)	(18,800,724)	(72,780,593)

NET ASSETS
Total decrease in net assets	(80,693,055)	(100,810,181)	(20,436,820)	(85,701,583)
Beginning of year	450,667,463	551,477,644	116,847,803	202,549,386

End of year	$369,974,408	$450,667,463	$96,410,983	$116,847,803

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.

	Institutional

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$21.66	$21.63	$25.83	$21.85	$25.78

Net investment income(a)	0.31	0.36	0.29	0.11	0.04
Net realized and unrealized gain (loss)	(0.06)	0.43	2.82	4.15	(2.87)

Net increase (decrease) from investment operations	0.25	0.79	3.11	4.26	(2.83)

Distributions(b)
From net investment income	(0.43)	(0.32)	(0.37)	(0.28)	—
From net realized gain	—	(0.44)	(6.94)	—	(1.10)

Total distributions	(0.43)	(0.76)	(7.31)	(0.28)	(1.10)

Net asset value, end of year	$21.48	$21.66	$21.63	$25.83	$21.85

Total Return(c)
Based on net asset value	1.08%	4.03%	12.43%	19.60%	(10.94)%

Ratios to Average Net Assets
Total expenses	1.15%	1.14%	1.16%	1.17%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71%	0.72%	0.88%	1.13%	1.07%

Net investment income	1.46%	1.72%	1.20%	0.47%	0.17%

Supplemental Data
Net assets, end of year (000)	$75,805	$87,759	$114,870	$258,047	$250,041

Portfolio turnover rate	182%	137%	189%	59%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor A

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$20.55	$20.56	$24.85	$21.00	$24.90

Net investment income (loss)(a)	0.24	0.30	0.25	0.01	(0.04)
Net realized and unrealized gain (loss)	(0.05)	0.40	2.67	3.99	(2.76)

Net increase (decrease) from investment operations	0.19	0.70	2.92	4.00	(2.80)

Distributions(b)
From net investment income	(0.38)	(0.27)	(0.27)	(0.15)	—
From net realized gain	—	(0.44)	(6.94)	—	(1.10)

Total distributions	(0.38)	(0.71)	(7.21)	(0.15)	(1.10)

Net asset value, end of year	$20.36	$20.55	$20.56	$24.85	$21.00

Total Return(c)
Based on net asset value	0.84%	3.77%	12.10%	19.10%	(11.21)%

Ratios to Average Net Assets
Total expenses	1.46%	1.46%	1.53%	1.54%	1.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	0.97%	1.16%	1.50%	1.42%

Net investment income (loss)	1.21%	1.48%	1.06%	0.06%	(0.20)%

Supplemental Data
Net assets, end of year (000)	$242,123	$289,752	$324,978	$395,690	$382,069

Portfolio turnover rate	182%	137%	189%	59%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor C

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.79	$16.87	$21.45	$18.15	$21.86

Net investment income (loss)(a)	0.08	0.11	0.04	(0.16)	(0.19)
Net realized and unrealized gain (loss)	(0.05)	0.34	2.31	3.46	(2.42)

Net increase (decrease) from investment operations	0.03	0.45	2.35	3.30	(2.61)

Distributions(b)
From net investment income	(0.24)	(0.09)	—	—	—
From net realized gain	—	(0.44)	(6.93)	—	(1.10)

Total distributions	(0.24)	(0.53)	(6.93)	—	(1.10)

Net asset value, end of year	$16.58	$16.79	$16.87	$21.45	$18.15

Total Return(c)
Based on net asset value	0.11%	2.99%	11.23%	18.18%	(11.93)%

Ratios to Average Net Assets
Total expenses	2.32%	2.28%	2.34%	2.32%	2.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.71%	1.72%	1.95%	2.29%	2.22%

Net investment income (loss)	0.46%	0.65%	0.23%	(0.81)%	(1.01)%

Supplemental Data
Net assets, end of year (000)	$35,626	$52,125	$90,299	$135,507	$245,795

Portfolio turnover rate	182%	137%	189%	59%	73%

(a)	Based on average shares outstanding
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class K

	Year Ended June 30,		Period from 01/25/18 (a) to 06/30/18
	2020	2019

Net asset value, beginning of period	$21.66	$21.63	$23.12

Net investment income(b)	0.32	0.41	0.29
Net realized and unrealized gain (loss)	(0.06)	0.39	(1.78)

Net increase (decrease) from investment operations	0.26	0.80	(1.49)

Distributions
From net investment income	(0.44)	(0.33)	—
From net realized gain	—	(0.44)	—

Total distributions	(0.44)	(0.77)	—

Net asset value, end of period	$21.48	$21.66	$21.63

Total Return(c)
Based on net asset value	1.13%	4.09%	(6.44	)%(d)

Ratios to Average Net Assets
Total expenses	1.09%	1.03%	1.07	%(e)(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	0.66%	0.66	%(e)

Net investment income	1.53%	1.98%	3.09	%(e)

Supplemental Data
Net assets, end of period (000)	$12,108	$10,625	$4,616

Portfolio turnover rate	182%	137%	189%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.52	$18.60	$23.07	$19.48	$23.27

Net investment income (loss)(a)	0.18	0.21	0.17	(0.07)	(0.11)
Net realized and unrealized gain (loss)	(0.06)	0.37	2.47	3.70	(2.58)

Net increase (decrease) from investment operations	0.12	0.58	2.64	3.63	(2.69)

Distributions(b)
From net investment income	(0.31)	(0.22)	(0.17)	(0.04)	—
From net realized gain	—	(0.44)	(6.94)	—	(1.10)

Total distributions	(0.31)	(0.66)	(7.11)	(0.04)	(1.10)

Net asset value, end of year	$18.33	$18.52	$18.60	$23.07	$19.48

Total Return(c)
Based on net asset value	0.58%	3.52%	11.79%	18.67%	(11.54)%

Ratios to Average Net Assets
Total expenses	1.77%	1.79%	1.87%	1.92%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.21%	1.22%	1.43%	1.88%	1.77%

Net investment income (loss)	0.98%	1.18%	0.80%	(0.33)%	(0.56)%

Supplemental Data
Net assets, end of year (000)	$4,313	$10,407	$16,716	$19,642	$21,091

Portfolio turnover rate	182%	137%	189%	59%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$14.40	$15.06	$14.78	$13.25		$15.51

Net investment income(a)	0.02	0.13	0.13	0.16	(b)	0.25
Net realized and unrealized gain (loss)	(0.04)	(0.45)	0.33	1.67		(2.28)

Net increase (decrease) from investment operations	(0.02)	(0.32)	0.46	1.83		(2.03)

Distributions from net investment income(c)	(0.07)	(0.34)	(0.18)	(0.30)		(0.23)

Net asset value, end of year	$14.31	$14.40	$15.06	$14.78		$13.25

Total Return(d)
Based on net asset value	(0.17)%	(1.77)%	3.12%	14.14%		(13.22)%

Ratios to Average Net Assets
Total expenses	1.24%	1.23%	1.11%	1.10%		1.07%

Total expenses after fees waived and/or reimbursed	1.18%	1.17%	1.08%	1.10%		1.07%

Net investment income	0.14%	0.92%	0.87%	1.19	%(b)	1.72%

Supplemental Data
Net assets, end of year (000)	$26,476	$33,178	$43,686	$146,685		$162,627

Portfolio turnover rate	39%	153%	98%	93%		100%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A

	Year Ended June 30,
	2020		2019	2018	2017		2016

Net asset value, beginning of year	$14.11		$14.78	$14.49	$12.98		$15.23

Net investment income(a)	(0.00	)(b)	0.08	0.18	0.13	(c)	0.20
Net realized and unrealized gain (loss)	(0.04)		(0.44)	0.26	1.64		(2.23)

Net increase (decrease) from investment operations	(0.04)		(0.36)	0.44	1.77		(2.03)

Distributions from net investment income(d)	(0.02)		(0.31)	(0.15)	(0.26)		(0.22)

Net asset value, end of year	$14.05		$14.11	$14.78	$14.49		$12.98

Total Return(e)
Based on net asset value	(0.30)%		(2.08)%	3.02%	13.92%		(13.41)%

Ratios to Average Net Assets
Total expenses	1.40%		1.45%	1.31%	1.32%		1.28%

Total expenses after fees waived and/or reimbursed	1.34%		1.39%	1.28%	1.32%		1.28%

Net investment income (loss)	(0.01)%		0.56%	1.19%	0.97	%(c)	1.46%

Supplemental Data
Net assets, end of year (000)	$65,887		$78,418	$149,540	$165,427		$178,374

Portfolio turnover rate	39%		153%	98%	93%		100%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$9.79	$10.36	$10.16	$9.17		$10.82

Net investment income (loss)(a)	(0.08)	(0.02)	0.05	0.01	(b)	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.31)	0.18	1.15		(1.58)

Net increase (decrease) from investment operations	(0.11)	(0.33)	0.23	1.16		(1.51)

Distributions from net investment income(c)	—	(0.24)	(0.03)	(0.17)		(0.14)

Net asset value, end of year	$9.68	$9.79	$10.36	$10.16		$9.17

Total Return(d)
Based on net asset value	(1.12)%	(2.82)%	2.27%	12.94%		(14.08)%

Ratios to Average Net Assets
Total expenses	2.19%	2.20%	2.08%	2.13%		2.09%

Total expenses after fees waived and/or reimbursed	2.13%	2.14%	2.04%	2.13%		2.09%

Net investment income (loss)	(0.85)%	(0.17)%	0.43%	0.14	%(b)	0.67%

Supplemental Data
Net assets, end of year (000)	$3,088	$4,179	$7,533	$8,038		$13,659

Portfolio turnover rate	39%	153%	98%	93%		100%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class K

	Year Ended June 30,		Period from 01/25/18 (a) to 06/30/18
	2020	2019

Net asset value, beginning of period	$14.34	$15.08	$16.57

Net investment income(b)	0.03	0.14	0.26
Net realized and unrealized loss	(0.02)	(0.46)	(1.75)

Net decrease from investment operations	0.01	(0.32)	(1.49)

Distributions from net investment income(c)	(0.09)	(0.42)	—

Net asset value, end of period	$14.26	$14.34	$15.08

Total Return(d)
Based on net asset value	0.03%	(1.70)%	(8.99	)%(e)

Ratios to Average Net Assets
Total expenses	1.06%	1.11%	0.98	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.00%	1.05%	0.95	%(f)

Net investment income	0.18%	1.00%	3.86	%(f)

Supplemental Data
Net assets, end of period (000)	$601	$710	$1,005

Portfolio turnover rate	39%	153%	98%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$10.54	$11.14	$10.96	$9.89		$11.66

Net investment income (loss)(a)	(0.04)	(0.01)	0.09	0.05	(b)	0.11
Net realized and unrealized gain (loss)	(0.04)	(0.33)	0.18	1.24		(1.71)

Net increase (decrease) from investment operations	(0.08)	(0.34)	0.27	1.29		(1.60)

Distributions from net investment income(c)	—	(0.26)	(0.09)	(0.22)		(0.17)

Net asset value, end of year	$10.46	$10.54	$11.14	$10.96		$9.89

Total Return(d)
Based on net asset value	(0.76)%	(2.66)%	2.46%	13.42%		(13.82)%

Ratios to Average Net Assets
Total expenses	1.87%	2.07%	1.81%	1.83%		1.72%

Total expenses after fees waived and/or reimbursed	1.81%	2.01%	1.77%	1.83%		1.72%

Net investment income (loss)	(0.42)%	(0.07)%	0.76%	0.54	%(b)	1.08%

Supplemental Data
Net assets, end of year (000)	$359	$363	$786	$1,017		$859

Portfolio turnover rate	39%	153%	98%	93%		100%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock Advantage Global Fund, Inc. is organized as a Maryland corporation. BlackRock EuroFund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Global Fund, Inc.	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Funds were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Advantage Global’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Advantage Global
Credit Suisse Securities (USA) LLC	$3,827,246	$(3,810,606)	$16,640
Goldman Sachs & Co.	28	(28)	—
J.P. Morgan Securities LLC	378,790	(378,790)	—

	$4,206,064	$(4,189,424)	$16,640

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Advantage Global	EuroFund
First $1 Billion	0.85%	0.75%
$1 Billion — $3 Billion	0.80	0.71
$3 Billion — $5 Billion	0.77	0.68
$5 Billion — $10 Billion	0.74	0.65
Greater than $10 Billion	0.72	0.64

The Manager, with respect to EuroFund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by EuroFund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
Advantage Global	$654,569	$429,767	$36,762	$1,121,098
EuroFund	174,241	35,274	1,638	211,153

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2020, Advantage Global paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Investor A
Advantage Global	$1,067

For the year ended June 30, 2020, EuroFund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$365	$6,741	$1,159	$25	$139	$8,429
EuroFund	1,275	2,976	96	18	24	4,389

For the year ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$102,267	$504,471	$131,368	$4,608	$18,806	$761,520
EuroFund	58,162	81,426	5,388	155	1,102	146,233

Other Fees: For the year ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Advantage Global	$3,286
EuroFund	403

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended June 30, 2020, affiliates received CDSCs as follows:

	Advantage Global	EuroFund
Investor A	$613	$—
Investor C	515	3

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2020, the amounts waived were as follows:

	Advantage Global	EuroFund
Amounts waived	$2,858	$293

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.06% of EuroFund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended June 30, 2020, the Manager waived $62,069 pursuant to this agreement.

For the year ended June 30, 2020, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$1,009	$3,290	$542	$102	$94	$5,037
EuroFund	334	793	40	7	4	1,178

With respect to Advantage Global, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
Expense limitations	0.71%	0.96%	1.71%	0.66%	1.21%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through October 31, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Advantage Global. For the year ended June 30, 2020, the Manager waived and/or reimbursed $1,440,121, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Statements of Operations. For the year ended June 30, 2020, class specific waivers were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$62,081	$373,558	$109,879	$4,607	$15,129	$565,254

With respect to the contractual expense limitation, if during Advantage Global’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by Advantage Global Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$3,664,549
Institutional	186,656
Investor A	1,017,033
Investor C	363,661
Class K	2,502
Class R	72,831

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended June 30, 2020, each Fund paid BIM the following amounts for securities lending agent services:

	Advantage Global	EuroFund
Securities lending agent services	$2,355	$—

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. EuroFund is currently permitted to borrow under the Interfund Lending Program. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended June 30, 2020, purchases and sales of investments excluding short-term securities, were as follows:

	Advantage Global	EuroFund
Purchases	$706,278,267	$40,218,445
Sales	783,117,132	59,566,631

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

		Advantage Global	EuroFund
Ordinary income	06/30/20	$7,433,829	$240,338
	06/30/19	14,619,801	2,923,912
Long-term capital gains	06/30/20	—	—
	06/30/19	2,387,009	—

	06/30/20	$7,433,829	$240,338

	06/30/19	$17,006,810	$2,923,912

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Advantage Global	EuroFund
Undistributed ordinary income	$1,704,889	$—
Non-expiring Capital loss carryforwards(a)	(8,961,241)	(34,130,399)
Net unrealized gains(b)	28,176,949	14,873,038
Qualified late-year losses(c)	—	(12,543)

	$20,920,597	$(19,269,904)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global	EuroFund
Tax cost	$344,214,879	$81,670,308

Gross unrealized appreciation	$49,155,564	$17,502,201
Gross unrealized depreciation	(21,018,224)	(2,627,733)

Net unrealized appreciation (depreciation)	$28,137,340	$14,874,468

9.	BANK BORROWINGS

The Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

EuroFund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/20		Year Ended 06/30/19
Advantage Global Fund, Inc.	Shares	Amount	Shares	Amount
Institutional
Shares sold	530,504	$11,111,823	1,232,648	$24,912,052
Shares issued in reinvestment of distributions	68,864	1,530,165	159,143	3,133,521
Shares redeemed	(1,121,872)	(23,282,546)	(2,651,356)	(55,309,098)

Net decrease	(522,504)	$(10,640,558)	(1,259,565)	$(27,263,525)

Investor A
Shares sold and automatic conversion of shares	717,729	$14,211,703	1,626,860	$32,489,716
Shares issued in reinvestment of distributions	211,298	4,456,265	538,218	10,069,960
Shares redeemed	(3,135,330)	(63,175,516)	(3,872,814)	(76,347,695)

Net decrease	(2,206,303)	$(44,507,548)	(1,707,736)	$(33,788,019)

Investor C
Shares sold	37,181	$617,024	113,130	$1,800,863
Shares issued in reinvestment of distributions	33,866	584,186	124,565	1,913,305
Shares redeemed and automatic conversion of shares	(1,025,892)	(16,796,727)	(2,486,438)	(40,904,182)

Net decrease	(954,845)	$(15,595,517)	(2,248,743)	$(37,190,014)

Class K
Shares sold	348,263	$7,664,452	363,428	$7,674,626
Shares issued in reinvestment of distributions	6,480	143,926	8,407	165,540
Shares redeemed	(281,599)	(6,028,708)	(94,714)	(1,971,467)

Net increase	73,144	$1,779,670	277,121	$5,868,699

Class R
Shares sold	62,857	$1,132,067	112,045	$2,021,830
Shares issued in reinvestment of distributions	6,948	132,081	30,451	514,018
Shares redeemed	(396,509)	(7,102,296)	(479,342)	(8,614,397)

Net decrease	(326,704)	$(5,838,148)	(336,846)	$(6,078,549)

Total Net Decrease	(3,937,212)	$(74,802,101)	(5,275,769)	$(98,451,408)

	Year Ended 06/30/20		Year Ended 06/30/19
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	130,041	$1,920,769	116,304	$1,632,133
Shares issued in reinvestment of distributions	7,943	116,042	55,526	691,295
Shares redeemed	(591,983)	(7,983,636)	(767,404)	(10,555,926)

Net decrease	(453,999)	$(5,946,825)	(595,574)	$(8,232,498)

Investor A
Shares sold and automatic conversion of shares	96,451	$1,318,690	329,601	$4,582,724
Shares issued in reinvestment of distributions	5,312	76,225	131,602	1,608,202
Shares redeemed	(969,030)	(13,198,357)	(5,024,233)	(67,280,467)

Net decrease	(867,267)	$(11,803,442)	(4,563,030)	$(61,089,541)

Investor C
Shares sold	9,055	$81,692	10,878	$104,553
Shares issued in reinvestment of distributions	—	—	11,884	101,134
Shares redeemed and automatic conversion of shares	(116,883)	(1,025,607)	(323,337)	(3,029,797)

Net decrease	(107,828)	$(943,915)	(300,575)	$(2,824,110)

Class K
Shares sold	8,499	$115,317	14,854	$200,174
Shares issued in reinvestment of distributions	195	2,829	1,495	18,527
Shares redeemed	(16,051)	(225,372)	(33,530)	(459,486)

Net decrease	(7,357)	$(107,226)	(17,181)	$(240,785)

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

	Year Ended 06/30/20		Year Ended 06/30/19
EuroFund	Shares	Amount	Shares	Amount
Class R
Shares sold	10,440	$105,794	8,938	$89,980
Shares issued in reinvestment of distributions	—	—	1,394	12,765
Shares redeemed	(10,554)	(105,110)	(46,452)	(496,404)

Net increase (decrease)	(114)	$684	(36,120)	$(393,659)

Total Net Decrease	(1,436,565)	$(18,800,724)	(5,512,480)	$(72,780,593)

As of June 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 12,070 Class K Shares of EuroFund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund (the “Funds”), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended June 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
Advantage Global	82.92%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended June 30, 2020:

Fund	Qualified Dividend Income
Advantage Global	$7,638,148
EuroFund	1,388,742

Fund	Qualified Business Income
Advantage Global	$456,781

For the period ended June 30, 2020, the Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

Fund	Foreign Source Income Earned	Foreign Taxes Paid
EuroFund	$609,217	$368,883

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock EuroFund (“EuroFund”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “EuroFund Advisory Agreement”) between EuroFund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of EuroFund also considered the approval of the sub-advisory agreement (the “EuroFund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to EuroFund.

The Board of Directors of BlackRock Advantage Global Fund, Inc. (“Advantage Global Fund”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Advantage Global Fund Advisory Agreement”) between Advantage Global Fund and the Manager, its investment advisor.

EuroFund and Advantage Global Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The EuroFund Advisory Agreement, the EuroFund Sub-Advisory Agreement and the Advantage Global Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of EuroFund and the Board of Directors of Advantage Global Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2020 are referred to as the “April Meeting” and the meetings held on May 11-13, 2020 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the pertinent Agreement(s) on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Boards also have a fifth one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement(s), each Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight, administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the pertinent Fund and its shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered, with respect to the pertinent Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to each Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the pertinent Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products,

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the pertinent Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of EuroFund noted that for the one-, three- and five-year periods reported, EuroFund ranked in the second, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board noted that, among other things, effective October 23, 2018 the Fund had undergone changes in its investment strategy and portfolio management team.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

The Board of EuroFund and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of Advantage Global noted that for each of the one-, three- and five-year periods reported, Advantage Global Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of EuroFund noted that EuroFund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The Board further noted that BlackRock and the Board had previously agreed to increase the existing voluntary advisory fee waiver. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of Advantage Global Fund noted that Advantage Global Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

Each Board noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of EuroFund, including the Independent Board Members, unanimously approved the continuation of the EuroFund Advisory Agreement between the Manager and the EuroFund for a one-year term ending June 30, 2021, and the EuroFund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to EuroFund for a one-year term ending June 30, 2021.

The Board of Advantage Global Fund, including the Independent Board Members, unanimously approved the continuation of the Advantage Global Fund Advisory Agreement between the Manager and Advantage Global Fund for a one-year term ending June 30, 2021.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 153 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 153 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 153 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 153 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 153 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 153 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	55

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 153 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	36 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 153 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 153 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 153 Portfolios	None

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 263 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 264 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION	57

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Funds serve at the pleasure of the Board.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited(a)

Edinburgh, EH3 8BL,

United Kingdom

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock EuroFund only.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	59

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

SGD	Singapore Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipts

S&P	Standard and Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	61

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-6/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Global Fund, Inc.	$35,700	$36,414	$0	$0	$15,800	$16,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Global Fund, Inc.	$15,800	$16,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage Global Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage Global Fund, Inc.

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage Global Fund, Inc.

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Advantage Global Fund, Inc.

Date: September 4, 2020